UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No. 1)
Filed by the Registrant ☐    Filed by a Party other than the Registrant ☒
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

GENCO SHIPPING AND TRADING LIMITED

(Name of Registrant as Specified In Its Charter)
Diana Shipping Inc.
Semiramis Paliou
Simeon Palios
Ioannis Zafirakis
Maria Dede
Margarita Veniou
Evangelos Sfakiotakis
Maria-Christina Tsemani
Anastasios Margaronis
Kyriacos Riris
Apostolos Kontoyannis
Eleftherios Papatrifon
Simon Frank Peter Morecroft
Jane Sih Ho Chao
Paul Cornell
Jens Ismar
Star Bulk Carriers Corp.
Petros Pappas
Hamish Norton

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2026 ANNUAL MEETING OF SHAREHOLDERS
OF
GENCO SHIPPING AND TRADING LIMITED
SUPPLEMENT TO PROXY STATEMENT
OF
Diana Shipping Inc.
Semiramis Paliou
Simeon Palios
Ioannis Zafirakis
Maria Dede
Margarita Veniou
Evangelos Sfakiotakis
Maria-Christina Tsemani
Anastasios Margaronis
Kyriacos Riris
Apostolos Kontoyannis
Eleftherios Papatrifon
Simon Frank Peter Morecroft
Jane Sih Ho Chao
Paul Cornell
Jens Ismar
Star Bulk Carriers Corp.
Petros Pappas
Hamish Norton
This supplement (this “Supplement”), dated June 8, 2026, supplements the definitive proxy statement (the “Proxy Statement”) and accompanying GOLD universal proxy card or GOLD voting instruction form filed by the Diana Parties with the Securities and Exchange Commission (the “SEC”) on May 7, 2026 and furnished to shareholders of Genco Shipping and Trading Limited, a Marshall Islands corporation (“Genco” or the “Company”) by the Diana Parties in connection with the 2026 annual meeting of shareholders of the Company (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meetings of shareholders of the Company held in lieu thereof, the “2026 Annual Meeting”). Genco has announced that the 2026 Annual Meeting will be held on June 18, 2026 at 10:00 a.m., Eastern Time, at the offices of Herbert Smith Freehills Kramer (US) LLP, 1177 Avenue of the Americas, New York, NY 10036, and that the Company has set April 28, 2026 as the record date for determining the Genco shareholders entitled to vote at the 2026 Annual Meeting (the “Record Date”).
General Information
The purpose of this Supplement is to amend the Proxy Statement to revise and update certain information contained in the Proxy Statement as a result of the Diana Parties’ decision to withdraw four of its six nominees, Gustave Brun-Lie, Chao Sih Hing Francois, Viktoria Poziopoulou, and Quentin Soanes, to serve on the Board of Directors of Genco (the “Genco Board”). The Diana Parties are, however, continuing to solicit proxies in favor of shareholder votes “FOR” the election of Diana nominees Paul Cornell and Jens Ismar as directors of the Genco Board and for shareholders to “WITHHOLD” votes from two nominees of the Genco Board, Arthur Regan and Basil G. Mavroleon.
This Supplement should be read in conjunction with the Proxy Statement. All defined terms used but not defined in this Supplement have the meanings ascribed to them in the Proxy Statement. Except as amended or supplemented by this Supplement, all information set forth in the Proxy Statement remains materially unchanged and should be considered before casting your vote by marking, signing and dating the enclosed GOLD universal proxy card or GOLD voting instruction form and returning it in the enclosed postage-paid envelope or by voting via the internet by following the instructions on the GOLD universal proxy card or GOLD voting instruction form. To the extent that information in this Supplement differs from information contained in the Proxy Statement, the information in this Supplement shall supersede the information in the Proxy Statement.

If you have any questions regarding the Proxy Statement, this Supplement, the GOLD universal proxy card or the GOLD voting instruction form, please contact Okapi Partners LLC (“Okapi”), the Diana Parties’ proxy solicitor.
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Shareholders and All Others Call Toll-Free: (855) 305-0857
E-mail: info@okapipartners.com
Withdrawal of Four of the Diana Nominees
On June 8, 2026, the Diana Parties provided a notice to the Company withdrawing four of its six nominees: Gustave Brun-Lie, Chao Sih Hing Francois, Viktoria Poziopoulou, and Quentin Soane. As a result, the Diana Parties will not solicit shareholders in support of those withdrawn nominees. The Diana Parties will continue to solicit proxies in favor of shareholder votes “FOR” the election of Diana nominees Paul Cornell and Jens Ismar as directors of the Genco Board and to “WITHHOLD” votes from two nominees of the Genco Board, Arthur Regan and Basil G. Mavroleon.
This Supplement amends the Proxy Statement, including as follows:
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Except as set forth in the section entitled “Background to the Solicitation” of the Proxy Statement, the term “Diana Nominees” is hereby amended as follows, and each reference to the term “Diana Nominees” in the Proxy Statement shall be a reference to such term as amended hereby:

“Paul Cornell and Jens Ismar are Diana’s nominees (collectively, the “Diana Nominees”) to serve on the Genco Board.”
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Except as set forth in the section entitled “Background to the Solicitation” of the Proxy Statement, all references to the Diana Parties’ intention to nominate “six directors”, “six highly qualified, independent Diana Nominees”, “six candidates”, “six Diana Nominees”, “six highly qualified, independent Diana Nominees” or “six of the Diana Nominees” are hereby amended to read “two directors”, “two highly qualified, independent Diana Nominees”, “two candidates”, “two Diana Nominees”, “two highly qualified, independent Diana Nominees” and “two of the Diana Nominees”, respectively.

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Except as set forth in the section entitled “Background to the Solicitation” of the Proxy Statement, all references to Gustave Brun-Lie, Chao Sih Hing Francois, Viktoria Poziopoulou, and Quentin Soanes in the Proxy Statement, including Annex A thereof, are hereby removed.

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Except as set forth in the section entitled “Background to the Solicitation” of the Proxy Statement, the term “Company Nominees” is hereby amended as follows, and each reference to the term “Opposed Company Nominees” in the Proxy Statement shall be a reference to such term as amended hereby:

“Arthur Regan and Basil G. Mavroleon (each, a “Opposed Company Nominee” and, together, the “Opposed Company Nominees”).”
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Except as set forth in the section entitled “Background to the Solicitation” of the Proxy Statement, the term “Unopposed Company Nominees” is hereby added to the Proxy Statement as follows:

“Paramita Das, Karin Y. Orsel, Kathleen C. Haines, and John C. Wobensmith (each, a “Unopposed Company Nominee” and, together, the “Unopposed Company Nominees”).”

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Except as set forth in the section entitled “Background to the Solicitation” of the Proxy Statement, all references to the Diana Parties’ recommendation to vote “WITHHOLD” on the election of the six Company Nominees are hereby amended to reflect the Diana Parties’ recommendation to vote “WITHHOLD” on the election of the two Opposed Company Nominees and “FOR” the election of the four Unopposed Company Nominees.

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The Background to the Solicitation section of the Proxy Statement is hereby amended to add the below two paragraphs at the end of such section:

“On June 8, 2026, the Diana Parties provided a notice to the Company withdrawing four of its six nominees, Gustave Brun-Lie, Chao Sih Hing Francois, Viktoria Poziopoulou, and Quentin Soanes (collectively, the “Withdrawn Nominees”), for election to the Board.
Also on June 8, 2026, the Diana Parties filed a supplement to the Proxy Statement to reflect the withdrawal of the Withdrawn Nominees.”
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The first paragraph of the section of the Proxy Statement entitled “Proposal 1 — Election of Directors” is hereby amended and restated as follows:

We propose that the stockholders elect each of the Diana Nominees, Jens Ismar and Paul Cornell, to the Genco Board at the 2026 Annual Meeting. According to the Company Proxy Statement, the Genco Board consists of six directors. We propose that stockholders withhold their votes with respect to the election of Arthur Regan and Basil G. Mavroleon, (i.e., the Opposed Company Nominees).
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The fourth paragraph of the section of the Proxy Statement entitled “Proposal 1 — Election of Directors” is hereby amended and restated in its entirety as follows:

We are recommending that stockholders “WITHHOLD” on the Opposed Company Nominees because we believe that Genco shareholders would benefit from new voices and refreshed perspectives on the Genco Board and the Opposed Company Nominees are the existing non-management Genco directors with the longest tenure on the Genco Board. We believe the best opportunity to ensure that the Genco Board is refreshed with directors that will serve all shareholders’ interests is to elect the Diana Nominees by voting vote “FOR” all of the Diana Nominees, and “WITHHOLD” on, or not vote “for”, both of the Opposed Company Nominees. Diana intends to vote all of its own shares of Common Stock to “WITHHOLD” on the election of the Opposed Company Nominees. Diana makes no recommendation with respect to voting for the election of the Unopposed Company Nominees.
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The sixth and seventh paragraphs of the section of the Proxy Statement entitled “Certain Additional Information” is hereby amended and restated as follows:

“YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES OF COMMON STOCK YOU OWN. THE DIANA PARTIES STRONGLY RECOMMEND AND URGE YOU TO VOTE “FOR” EACH OF PAUL CORNELL AND JENS ISMAR TO BE ELECTED TO THE GENCO BOARD, “WITHHOLD” ON THE ELECTION OF THE OPPOSED COMPANY NOMINEES, “AGAINST” THE SAY ON PAY PROPOSAL, “AGAINST” THE INCENTIVE PLAN PROPOSAL, “FOR” THE AUDITOR PROPOSAL, “AGAINST” THE POISON PILL PROPOSAL, “FOR” THE BY-LAW REPEAL PROPOSAL, AND “FOR” THE STRATEGIC REVIEW PROPOSAL, BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED GOLD UNIVERSAL PROXY CARD OR GOLD VOTING INSTRUCTION FORM IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT. WE MAKE NO RECOMMENDATION WITH RESPECT TO VOTING FOR ELECTION OF THE UNOPPOSED COMPANY NOMINEES.
IF YOU SIGN THE GOLD UNIVERSAL PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES OF COMMON STOCK REPRESENTED BY THE GOLD UNIVERSAL PROXY CARD “FOR” EACH OF PAUL CORNELL AND JENS ISMAR TO BE ELECTED TO THE GENCO BOARD, “WITHHOLD” ON THE ELECTION OF THE OPPOSED COMPANY NOMINEES, “FOR” THE ELECTION OF THE UNOPPOSED COMPANY NOMINEES, “AGAINST” THE SAY ON

PAY PROPOSAL, “AGAINST” THE INCENTIVE PLAN PROPOSAL, “FOR” THE AUDITOR PROPOSAL, “AGAINST” THE POISON PILL PROPOSAL, “FOR” THE APPROVAL OF THE BY-LAW REPEAL PROPOSAL, AND “FOR” THE STRATEGIC REVIEW PROPOSAL.”
Because the Diana Parties have withdrawn certain of its nominees, a GOLD universal proxy card and GOLD voting instruction form that remove the Withdrawn Nominees is enclosed with this Supplement. If you have already voted on a GOLD universal proxy card or GOLD voting instruction form, your vote will be counted as marked, except that any votes for a Withdrawn Nominee will be disregarded. If you have not voted already, or if you have voted and wish to change your vote, please use the enclosed GOLD universal proxy card or GOLD voting instruction form. The Diana Parties recommend that you vote “FOR” each of the Diana Nominees, “WITHHOLD” on the election of the two Opposed Company Nominees and as otherwise recommended by the Diana Parties in the Proxy Statement.
IMPORTANT
Your vote is important. No matter how many shares of Common Stock you own, please give us your proxy to vote (i) FOR the election of the Diana Nominees and (ii) in accordance with our recommendations on the other proposals on the agenda for the 2026 Annual Meeting by COMPLETING, SIGNING, DATING AND MAILING the enclosed GOLD universal proxy card or GOLD voting instruction form TODAY in the envelope provided (no postage is required if mailed in the United States).
IMPORTANTLY, IF YOU HAVE ALREADY SUBMITTED A PROXY CARD AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION.   All GOLD universal proxy cards or GOLD voting instruction forms that have been submitted in connection with our prior mailings to shareholders of a proxy card remain valid, and except as specifically stated in this Supplement, will be voted at the 2026 Annual Meeting as marked.
If any of your shares of Common Stock are held in the name of a bank, brokerage firm, dealer, trust company or other institution or nominee, only it can vote such shares and only upon receipt of your specific instructions. Depending upon your broker, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by completing, signing, dating and returning the enclosed GOLD voting form to your bank, brokerage firm, dealer, trust company or other institution or nominee.
THIS SOLICITATION IS BEING MADE BY THE DIANA PARTIES AND NOT ON BEHALF OF THE GENCO BOARD OF DIRECTORS.
If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners LLC using the contact information set forth below.

If you have any questions, require assistance in voting your GOLD universal proxy card or GOLD voting instruction form, or need additional copies of the Participants’ proxy materials, please contact Okapi Partners LLC using the contact information provided here:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Shareholders and All Others Call Toll-Free: (855) 305-0857
E-mail: info@okapipartners.com

GOLD PROXY CARD
GENCO SHIPPING AND TRADING LIMITED
2026 ANNUAL MEETING OF SHAREHOLDERS
THIS GOLD PROXY CARD IS SOLICITED BY DIANA SHIPPING INC., SEMIRAMIS PALIOU, SIMEON PALIOS, IOANNIS ZAFIRAKIS, MARIA DEDE, MARGARITA VENIOU, EVANGELOS SFAKIOTAKIS, MARIA-CHRISTINA TSEMANI, ANASTASIOS MARGARONIS, KYRIACOS RIRIS, APOSTOLOS KONTOYANNIS, ELEFTHERIOS PAPATRIFON, SIMON FRANK PETER MORECROFT, AND JANE SIH HO CHAO (THE “DIANA PARTIES”)
THE BOARD OF DIRECTORS OF GENCO SHIPPING AND TRADING LIMITED IS NOT SOLICITING THIS PROXY
PROXY
The undersigned hereby appoints Semiramis Paliou and Ioannis Zafirakis and each of them (in each case with the power to act without the others) with full power of substitution, as proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of common stock (the “Common Stock”) of Genco Shipping and Trading Limited (the “Company” or “Genco”), that the undersigned would be entitled to vote if personally present at the 2026 annual meeting of shareholders of the Company, including any adjournments or postponements thereof, or any special meeting that may be called in lieu thereof (the “2026 Annual Meeting”), and to vote such shares in their discretionary authority as to any and all other matters that may properly come before the 2026 Annual Meeting that are unknown to the Diana Parties a reasonable time before the 2026 Annual Meeting.
The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue or in furtherance hereof. If properly executed, this Proxy will be voted as marked on the reverse and in the discretion of the herein named proxyholders or their substitutes with respect to any other matters as may properly come before the 2026 Annual Meeting that are unknown to the Diana Parties a reasonable time before the 2026 Annual Meeting.
IF THIS PROXY IS SIGNED AND RETURNED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF YOU DO NOT SPECIFY HOW THE PROXY SHOULD BE VOTED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIANA NOMINEES, “WITHHOLD” ON THE ELECTION OF THE OPPOSED COMPANY NOMINEES, “FOR” THE ELECTION OF THE UNOPPOSED COMPANY NOMINEES, “AGAINST” THE APPROVAL OF A NON-BINDING, ADVISORY RESOLUTION REGARDING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, “AGAINST” THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2015 EQUITY INCENTIVE PLAN, “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026, “AGAINST” THE RATIFICATION OF THE COMPANY’S SHAREHOLDER RIGHTS AGREEMENT AND EXTENSION OF THE EXPIRATION DATE UNTIL SEPTEMBER 30, 2029, “FOR” THE REPEAL OF EACH PROVISION OF, AND EACH AMENDMENT TO, THE COMPANY’S AMENDED AND RESTATED BY-LAWS THAT THE BOARD OF DIRECTORS OF THE COMPANY ADOPTED OR ADOPTS WITHOUT THE APPROVAL OF THE SHAREHOLDERS OF THE COMPANY AFTER AUGUST 28, 2025, AND “FOR” THE APPROVAL OF A RESOLUTION THAT THE BOARD OF DIRECTORS OF THE COMPANY, PROMPTLY FOLLOWING THE 2026 ANNUAL MEETING, CONDUCT A PROCESS TO EXPLORE STRATEGIC ALTERNATIVES FOR THE COMPANY WITH THE OBJECTIVE OF MAXIMIZING VALUE OF THE HOLDERS OF COMMON STOCK.
This Proxy will be valid until the completion of the 2026 Annual Meeting. This Proxy will only be valid in connection with the Diana Parties’ solicitation of proxies for the 2026 Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting:
This Proxy Statement and our GOLD proxy card are available at no charge on the SEC’s website, which is www.sec.gov.
IMPORTANT: PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY!
CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.

GOLD UNIVERSAL PROXY CARD
☒ Please mark vote as in this example
THE DIANA PARTIES STRONGLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE TWO DIANA NOMINEES AND VOTE “WITHHOLD” ON EACH OF THE TWO OPPOSED COMPANY NOMINEES. THE DIANA PARTIES MAKE NO RECOMMENDATION WITH RESPECT TO THE ELECTION OF THE UNOPPOSED COMPANY NOMINEES.
Proposal 1:   Election of directors to the Company’s Board of Directors to serve for a one-year term expiring at the next annual meeting of the Company’s shareholders or until their successors are duly elected and qualified.
You may submit votes “FOR” up to six nominees in total. You are permitted to vote for less than six nominees. Importantly, if you mark more than six “FOR” boxes with respect to the election of directors on this GOLD universal proxy card, all of your votes for the election of directors will be deemed invalid. If you mark fewer than six “FOR” boxes with respect to the election of directors, this proxy card, when duly executed, will be voted only “FOR” those nominees you have so marked.
The Diana Parties recommend that you vote “FOR” each of the following Diana Nominee.
DIANA NOMINEE	FOR	WITHHOLD
Jens Ismar	☐	☐
Paul Cornell	☐	☐
The Diana Parties recommend that you “WITHHOLD” on the election of each of the following Opposed Company Nominees.
Opposed Company Nominee	FOR	WITHHOLD
Arthur Regan	☐	☐
Basil G. Mavroleon	☐	☐
The Diana Parties make no recommendation on the election of the following Unopposed Company Nominees.
Unopposed Company Nominees	FOR	WITHHOLD
John C. Wobensmith	☐	☐
Karin Y. Orsel	☐	☐
Kathleen C. Haines	☐	☐
Paramita Das	☐	☐
Proposal 2.   To approve a non-binding, advisory resolution regarding the compensation of the Company’s named executive officers.
The Diana Parties Recommend You Vote “AGAINST” Proposal No. 2.
☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 3:   To approve the amendment and restatement of the Company’s 2015 Equity Incentive Plan to increase the available shares by 1,673,000.
The Diana Parties Recommend You Vote “AGAINST” Proposal No. 3.
☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 4:   To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 2026.
The Diana Parties Recommend You Vote “FOR” Proposal No. 4.
☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 5:   To ratify the Company’s Shareholder Rights Agreement (i.e. “poison pill”) and approve the extension of expiration date until September 30, 2029.
The Diana Parties Recommend You Vote “AGAINST” Proposal No. 5.
☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 6:   To approve the repeal of each provision of, and each amendment to, the By-Laws of the Company, as amended through August 28, 2025, adopted by the Company’s Board of Directors without the approval of the shareholders of the Company subsequent to August 28, 2025.
The Diana Parties Recommend You Vote “FOR” Proposal No. 6.
☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 7:   To approve a resolution that the Company’s Board of Directors, with the assistance of a nationally recognized financial advisor, promptly following the 2026 Annual Meeting, conduct a process to explore strategic alternatives for the Company with the objective of maximizing value of the holders of Common Stock, and that the Company’s Board of Directors, at the conclusion of such process, disclose to Company shareholders the results of such process.
The Diana Parties Recommend You Vote “FOR” Proposal No. 7.
☐ FOR	☐ AGAINST	☐ ABSTAIN
DATED:

(Signature)

(Signature, if held jointly)

(Title)
PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. ATTORNEYS, EXECUTORS, ADMINISTRATORS, TRUSTEES AND OTHER FIDUCIARIES SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.